UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

        Date of Report (date of earliest event reported): August 13, 2007
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                           DELTA FINANCIAL CORPORATION
                           ---------------------------
               (Exact Name of Registrant as Specified in Charter)


           Delaware                        1-12109                  11-33336165
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(State or other jurisdiction       (Commission File Number)        (IRS Employer
      of incorporation)                                              ID Number)



     1000 Woodbury Road, Suite 200, Woodbury, New York           11797-9003
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          (Address of principal executive offices)               (Zip Code)



       Registrant's telephone number, including area code: (516) 364-8500
                                                           --------------

                                       N/A
                                       ---
          (Former name or former address, if changed since last report)


CHECK THE APPROPRIATE BOX BELOW IF THE FORM 8-K FILING IS INTENDED TO SIMULTANEOUSLY SATISFY THE FILING OBLIGATION OF THE REGISTRANT UNDER ANY OF THE FOLLOWING PROVISIONS:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

ITEM 1.01.  ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

         On August 13, 2007, the Registrant entered into agreements providing for an aggregate of $70.0 million in capital, consisting of a $60.0 million repurchase financing facility and the issuance of $10.0 million in principal amount of convertible notes.

         In one of these transactions, two subsidiaries of the Registrant, Renaissance REIT Investment Corp. and Delta Funding Corporation (collectively the "Sellers"), and the Registrant entered into a repurchase financing facility (the "Repurchase Facility") with an affiliate of Angelo, Gordon & Co. ("Angelo Gordon"), a private equity firm, in the principal mount of $60.0 million. The Repurchase Facility bears interest at the rate of 600 basis points over one-month LIBOR. The Repurchase Facility is collateralized by the Registrant's securitization Class P, Class BIO and owner trust certificates (the "securitization related certificates"), which entitle the holder to receive the prepayment penalties and excess cash flows remaining after payments are made to the related asset-backed investors (less the contractual servicing fee and other fees, costs and expenses of administering the securitization trust). Under the terms of the Repurchase Facility, the cash flows from these securitization related certificates are expected to be used to pay down the principal under the Repurchase Facility. The Sellers are obligated to make monthly interest payments on the then-existing principal balance of the Repurchase Facility. The Registrant has irrevocably and unconditionally guaranteed the Sellers' payment obligations under the Repurchase Facility. The Repurchase Facility matures in 12 months, if not sooner repaid.

         In connection with this transaction, the Registrant issued to affiliates of Angelo Gordon (the "Angelo Gordon Entities") warrants (the "Warrants") to purchase an aggregate of 10.0 million shares of the Registrant's common stock (the "Warrant Shares"). The initial exercise price of the Warrants is $5.00 per share. The Warrants expire in February 2009, subject to extension if the Registrant does not obtain stockholder approval for the issuance of the Warrant Shares within 90 days of the August 14, 2007 closing date.

         The Registrant also issued $10.0 million in aggregate principal amount of convertible notes (the "Convertible Notes") to several entities controlled by Mr. Mohnish Pabrai (the "PIF Investors"). Certain of the PIF Investors and their affiliates are existing shareholders of the Registrant. The Convertible Notes mature in August 2008, if not converted or redeemed earlier, and bear interest at the rate of 6% per annum for the first 90 days, and thereafter at the rate of 12% per annum, until converted or redeemed. The Convertible Notes are convertible into an aggregate of 2.0 million shares of the Registrant's common stock, at a conversion price of $5.00 per share.

         The Warrants are currently exercisable for an aggregate of 4.7 million shares of common stock. In order to comply with the Marketplace Rule of the Nasdaq Global Market, the remaining shares issuable upon exercise of the Warrant may only be issued following stockholder approval, and the Convertible Notes may not be converted into any shares of common stock prior to the receipt of stockholder approval. The Convertible Notes will automatically convert into shares of our common stock after the receipt of such approval. The holders of the Convertible Notes have the right to require us to redeem the Convertible Notes if


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

we fail to distribute a definitive proxy statement to obtain stockholder approval within 90 days after the August 14, 2007 issuance date, or to obtain the stockholder approval within 120 days after the issuance date. The redemption price will be equal to the outstanding principal, together with accrued and unpaid interest, to the redemption date.

         In connection with the financing transactions, under the terms of a voting and support agreement, the holders of more than one half of the Registrant's outstanding common stock, including all of the Registrant's directors and executive officers and the PIF Entities, have agreed to vote their shares in favor of the issuance of the Warrant Shares. Pursuant to Section 203 of the Delaware General Corporation Law, the issuance of the shares issuable upon exercise of the Convertible Notes requires the approval of 66 2/3% of the Registrant's outstanding shares, other than the shares held by the PIF Investors and certain of their affiliates. If shareholder approval is not obtained as to the Convertible Notes, the PIF Investors can require us to redeem the Convertible Notes as described above. If the Convertible Notes are redeemed, the principal amount of the Angelo Gordon repurchase financing facility will be reduced from $60 million to $50 million.

         The Registrant intends to prepare and file with the SEC a preliminary proxy statement, and to distribute a definitive proxy statement for a Special Meeting of its stockholders, at the earliest practicable dates. At the Special Meeting, the Registrant's stockholders will be asked to approve the issuance of the Warrant Shares, and the shares of common stock issuable upon exercise of the Convertible Notes.

         If the Warrants are exercised for at least 5.0 million shares of the Registrant's common stock, and thereafter, the holdings of the Angelo Gordon Entities do not decrease beneath that amount, the Angelo Gordon Entities will be entitled to appoint up to two members of the Registrant's Board of Directors. In addition, for so long as the Angelo Gordon Entities own 5.0 million shares of the Registrant's common stock (or Warrants to purchase those shares), the Angelo Gordon Entities will have preemptive rights to purchase up to one-half of the Registrant's equity securities that may be offered in certain types of offerings. Under the terms of the Warrants, the exercise price will be reduced if the Registrant issues shares of its common stock (or certain convertible securities) at a price that is less than the exercise price of the Warrants. The exercise price of the Warrants may also be paid by reducing an equal portion of the principal amount of the Repurchase Facility.

         Both the Angelo Gordon Entities and the PIF Investors have been granted rights under which the Registrant will register all or a portion of the shares of common stock issuable upon exercise of the Warrants and the Convertible Notes.

ITEM 2.02.  RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

         On August 14, 2007, Delta Financial Corporation (the "Registrant") issued a press release announcing its financial results for the three and six months ended June 30, 2007. A copy of the press release is attached as Exhibit
99.1 and is incorporated herein by reference.


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

ITEM 3.02.  UNREGISTERED SALES OF EQUITY SECURITIES.

         As discussed in Item 1.01 above, the Registrant issued the Warrants to the Angelo Gordon Entities. The Registrant also issued $10.0 million in aggregate principal amount of the Convertible Notes to the PIF Investors. The closing date of the issuances was August 14, 2007.

         Both the Warrants and the Convertible Notes were offered only to accredited investors in transactions exempt from the registration requirements of the Securities Act of 1933, pursuant to Regulation D adopted thereunder.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS

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10.1   Securities Repurchase Agreement, dated August 13, 2007, by and between
       Renaissance REIT Investment Corp. and Delta Funding Corporation, as Sellers, the Registrant, as Guarantor, and AG Delta Holdings, LLC, as Buyer.
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10.2   Warrant Acquisition Agreement, dated August 13, 2007, between the
       Registrant and AG Delta Holdings, LLC
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10.3   Form of Warrant issued to Affiliates of Angelo, Gordon & Co.
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10.4   Form of Investor Rights Agreement, dated August 13, 2007, between the
       Registrant and AG Delta Holdings, LLC
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10.5   Form of Voting and Support Agreement, dated August 13, 2007, by and among
       AG Delta Holdings, LLC, the PIF Investors, and certain stockholders of the Registrant,
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10.6   Form of Purchase Agreement, dated August 13, 2007, relating to the issuance of $10,000,000 in aggregate principal amount of senior convertible notes, between the Registrant and the Purchasers named therein.
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10.7   Form of Convertible Senior Note, due 2008
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99.1   Press Release, dated August 14, 2007
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

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            DELTA FINANCIAL CORPORATION

                                            By: /s/ Marc E. Miller
                                                ------------------
                                            Name:   Marc E. Miller
                                            Title:  Executive Vice President and
                                                    Secretary

Dated: August 16, 2007


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